Exhibit 10.35

TRADEMARK ASSIGNMENT AGREEMENT

This Trademark Assignment Agreement (the “Agreement”) is entered into this 21st day of December, 2006 (the “Effective Date”) by and between Applied Digital Solutions, Inc., a corporation duly organized and existing under the laws of the State of Missouri and having it principal place of business at 1690 S. Congress Avenue, Suite 200, Delray Beach, FL 33445 (“Assignor”) and VeriChip Corporation, a corporation duly organized and existing under the laws of the State of Delaware and having it principal place of business at 1690 S. Congress Avenue, Suite 200, Delray Beach, FL 33445 (“Assignee”).

A. WHEREAS, Assignor owns the entire right, title and interest in and to certain U.S. and foreign trademarks and services marks, both registered and unregistered, and applications for trademark and service mark registrations filed with the United States Trademark Office and foreign trademark applications, as listed in attached Exhibit A or otherwise using the prefix “Veri” (collectively the “Marks”);

B. WHEREAS Assignor owns 100% of the outstanding stock of Assignee;

C. WHEREAS, Assignor and Assignee entered into a certain Trademark License Agreement effective the 5th day of August, 2005 (the “License Agreement”) which, among other provisions,

(i) granted certain licenses to Assignee to use the Marks;

(ii) provided for termination of the License Agreement upon such time as (a) Assignor ceases to own 100% of the outstanding stock of Assignee and (b) Assignor and Assignee have failed, after good faith negotiations, to reach an agreement providing for, inter alia, the payment of royalties; and

(iii) in Section 12, obligated Assignee to discontinue use of the Marks upon termination of the License Agreement;

D. WHEREAS, Assignor is preparing to issue stock of Assignee to the public; and

E. WHEREAS Assignee desires to acquire all of Assignor’s right, title and interest, in and to the Marks together with all the goodwill of the business symbolized thereby, and Assignor desires to assign all such right, title and interest in and to the Marks to Assignee, upon the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by Assignor, the parties agree as follows:

1. Assignor hereby conveys and assigns to Assignee, and Assignee hereby accepts from Assignor, all of Assignor’s right, title and interest in and to the Marks, together with the goodwill of the business symbolized by the Marks.

2. Assignor represents and warrants that:

(i) Assignor owns the entire right, title and interest in and to the Marks;

(ii) all registrations for the Marks are currently valid and subsisting and in full force and effect;

(iii) Assignor has not licensed the Marks to any other person or entity or granted, either expressly or impliedly, any trademark or servicemark rights with respect to the Marks to any other person or entity;

(iv) there are no liens or security interests against the Marks;

(v) Assignor has all authority necessary to enter into this Agreement and the execution and delivery of this Agreement has been duly and validly authorized; and

(vi) execution of this Assignment and performance of Assignor’s obligations hereunder shall not violate or conflict with any other agreement to which Assignor is a party or provision of Assignor’s Certificate of Incorporation or By-laws.

3. Assignor shall execute and deliver to Assignee on or before the Effective Date the Trademark Assignment in the form shown in Exhibit B. At any time, and from time to time after the Effective Date, at Assignee’s request, Assignor shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action, at Assignor’s expense, as Assignee may reasonably deem necessary or desirable in order to perfect or otherwise enable the transfer, conveyance and assignment to Assignee and to confirm Assignee’s title to the Marks and any and all federal and state trademark registrations thereof or applications therefore. Assignor further agrees to assist Assignee and to provide such reasonable cooperation and assistance to Assignee, at Assignee’s expense, as Assignee may reasonably deem necessary and desirable in exercising and enforcing Assignee’s rights in the Marks.

4. Within 15 days of the execution of this Agreement, Assignee will pay Assignor the sum of $10.

5. After the Effective Date, Assignor agrees to make no further use of the Marks or any mark confusingly similar thereto, anywhere in the world, except as may be expressly authorized by the parties in writing, and Assignor agrees to not challenge Assignee’s use or ownership, or the validity, of the Marks.

6. Assignor and Assignee agree that the terms of this Agreement shall take precedence over any contrary terms of the License Agreement, including expressly Section 12 of the License Agreement.

7. This Agreement shall be binding on and shall inure to the benefit of the parties to this Agreement and their successors and assigns, if any.

8. Miscellaneous.

(a) This Agreement, Exhibit A, and the Trademark Assignment whose form is shown in Exhibit B constitute the entire agreement of the parties with regard to the subject matter hereof. No modifications of or additions to this Agreement shall have effect unless in writing and properly executed by both parties, making specific reference to this Agreement by date, parties, and subject matter.

(b) This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of Florida, without regard to its conflict of laws principles, and shall be enforceable against the parties in the courts of Florida. For such purpose, each party hereby irrevocably submits to the jurisdiction of such courts, and agrees that all claims in respect of this Agreement may be heard and determined in any of such courts.

(c) This Agreement may be signed by each party separately, in which case attachment of all of the parties’ signature pages to this Agreement shall constitute a fully-executed agreement.

(d) Any provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions of this Agreement in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year above written.

ASSIGNOR:	ASSIGNEE:

Applied Digital Solutions, Inc	VeriChip Corporation

By: /s/ Michael Krawitz	By: /s/ Scott Silverman

Name: Michael Krawitz	Name: Scott Silverman

Title: Chief Executive Officer	Title: Chief Executive Officer

Exhibit A

Serial No.	Country	Title/Mark	FILE DATE	REG. No.	REG. DATE
78/032295	US	TECHNOLOGY THAT CARES	10/25/2000

78/099039	US	VERICHIP	12/19/2001

2,425,463	Argentina	VERICHIP	4/21/2003	680, 295

825387060	Brazil	VERICHIP	4/21/2003

1,176,009	Canada	VERICHIP	4/25/2003

605929	Chili	VERICHIP	4/28/2003	680295	12/3/2003

3538381	China	VERICHIP	4/24/2003

03022969	Colombia	VERICHIP	4/22/2003

002912319	CTM (Europe)	VERICHIP	10/29/2002	2912319

131873	Ecuador	VERICHIP	3/6/2003	23971	6/24/2003

2003-18440	Korea	VERICHIP	4/22/2003	611263

592475	Mexico	VERICHIP	3/14/2003	790076	4/30/2003

2003716292	Russia	VERICHIP	8/22/2003

2004-00069	South Africa	VERICHIP	1/5/2004

05801/2003	Switzerland	VERICHIP	11/25/2003	519350	3/18/2004

092019313	Taiwan	VERICHIP	4/22/2003	Reg. No. 01091002

3433-2002	Venezuela	VERICHIP	3/28/2003

78/119040	US	VERIPASS	4/2/2002	2,807,427	1/20/2004

78/103916	US	GET CHIPPED	1/21/2002	2772634	10/7/2003

826113800	Brazil	VERIMED	12/9/2003

003542271	CTM (Europe)	VERIMED	12/8/2003

633078	Mexico	VERIMED	12/8/2003	831309

78/259979	US	VERIMED	6/9/2003

78/882482	US	VERITRACE	5/12/2006

Serial No.	Country	Title/Mark	FILE DATE	REG. No.	REG. DATE
Not yet assigned	Brazil	VERIGUARD	11/14/2003

003574233	CTM (Europe)	VERIGUARD	12/8/2003

633076	Mexico	VERIGUARD	12/8/2003	831307

8261138000	Brazil	VERIPAY	12/9/2003

003574167	CTM (Europe)	VERIPAY	12/8/2003

633077	Mexico	VERIPAY	12/8/2003	831309

78/260027	US	VERIPAY	6/9/2003

826059325	Brazil	VERIKID	11/14/2003

78/309237	US	VERIKID	10/3/2003

Common law marks

CHIPMOBILE™, a standard character mark

SECURITY THROUGH INNOVATION™, a standard character mark

THERE WHEN YOU NEED IT™, a standard character mark

Exhibit B

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

TRADEMARK ASSIGNMENT

WHEREAS, Applied Digital Solutions, Inc., a corporation duly organized and existing under the laws of the State of Missouri and having it principal place of business at 1690 S. Congress Avenue, Suite 200, Delray Beach, FL 33445 (“Assignor”) owns all the right, title and interest in and to the federal trademark registrations of the marks identified in Schedule A hereto (the “Marks”) and all foreign registrations everywhere in the world; and

WHEREAS, VeriChip Corporation, a corporation duly organized and existing under the laws of the State of Delaware and having it principal place of business at 1690 S. Congress Avenue, Suite 200, Delray Beach, FL 33445 (“Assignee”), desires to acquire all right, title and interest in and to the Marks, the registrations thereof, and the goodwill associated therewith.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby conveys and assigns to Assignee the entire right, title and interest in and to the Marks together with all goodwill of the business represented and symbolized thereby with all rights to sue and recover damages and/or profits for past infringements.

_______________________	Applied Digital Solutions, Inc.
Date

	By:	________________________________

Name:

Title: